UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 2006

STRATEGIC RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-50660	98-0372619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1942 Broadway, Suite 504, Boulder, Colorado 80302
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 323-1927

Key Gold Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

We issued a press release on December 26, 2006, in which we announced the following:

•	We changed our name from “Key Gold Corporation” to “Strategic Resources Ltd.”, such name change was effective as of December 26, 2006;

•	Our trading symbol has been changed to “SGCR” effective as of the opening of the markets on Tuesday, December 26, 2006; and

•	Our new Cusip number is 862773 10 8.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

2.4	Articles of Merger between Strategic Resources Ltd. (as merging entity) and Key Gold Corporation (as surviving entity), filed with the Secretary of State of Nevada on December 20, 2006.

3.5	Articles of Incorporation of Strategic Resources Ltd., filed with the Secretary of State of Nevada on December 15, 2006.

99.6	Press Release dated December 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEY GOLD CORPORATION

By:	/s/ John Anderson
John Anderson
President, Chief Executive Officer, Secretary, Treasurer, and Director

Date: December 26, 2006